UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2014

GANNETT CO., INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-6961	16-0442930
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7950 Jones Branch Drive McLean, Virginia	22107-0910
(Address of Principal Executive Offices)	(Zip Code)

(703) 854-6000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2014, the Company announced that its Board of Directors has elected Lidia Fonseca to serve as a director of the Company, effective July 1, 2014. Ms. Fonseca’s Board committee assignments will be determined at a later date. A press release announcing the election of Ms. Fonseca to the Company’s Board of Directors is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On May 1, 2014, Duncan M. McFarland retired from the Gannett Board of Directors as a result of reaching the Company’s retirement age for directors. Mr. McFarland has served as a Gannett director since 2004 and we are grateful for his long-time dedication to the Company and its shareholders.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Shareholders on May 1, 2014. The voting results on the proposals considered at the Annual Meeting are provided below.

Proposal 1

The voting results on the proposal to elect nine nominees to the Company’s Board of Directors were as follows:

	For	Against	Abstain	Broker Non-Votes
John E. Cody	185,501,690	742,701	376,888	14,509,073
Howard D. Elias	184,840,288	1,404,971	376,019	14,509,073
John Jeffry Louis	185,531,084	730,307	359,888	14,509,073
Marjorie Magner	184,412,249	1,883,458	325,571	14,509,073
Gracia C. Martore	185,379,016	945,747	296,517	14,509,073
Scott K. McCune	185,010,238	1,240,578	370,463	14,509,073
Susan Ness	185,063,517	1,195,763	361,999	14,509,073
Tony A. Prophet	185,497,158	763,125	360,995	14,509,073
Neal Shapiro	184,796,415	1,436,471	388,392	14,509,073

Proposal 2

The voting results on the proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2014 fiscal year were as follows:

For	Against	Abstain	Broker Non-Votes
199,365,527	1,525,556	239,268	0

Proposal 3

The voting results on the resolution to approve, by a non-binding advisory vote, the compensation of the Company’s named executive officers reported in the Company’s 2014 proxy statement were as follows:

For	Against	Abstain	Broker Non-Votes
176,674,356	8,877,691	1,068,919	14,509,385

Proposal 4

The voting results of the shareholder proposal regarding the vesting of equity awards of senior executives upon a change of control were as follows:

For	Against	Abstain	Broker Non-Votes
96,833,652	88,711,584	1,076,042	14,509,073

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibit 99.1

Press Release issued May 1, 2014.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

GANNETT CO., INC.

By:	/s/ Todd A. Mayman
Todd A. Mayman
Senior Vice President, General Counsel and Secretary

Date: May 2, 2014

Index to Exhibits

Exhibit No.	Description

99.1	Press release announcing the election of Ms. Fonseca to the Company’s Board.